Exhibit 10.12(b)

AMENDMENT NUMBER ONE TO THE 2004 RESTATEMENT OF THE

SKYWEST, INC. EMPLOYEES’ RETIREMENT PLAN

This Amendment Number One to the 2004 Restatement of the SkyWest, Inc. Employees’ Retirement Plan (the “Plan”) is hereby adopted effective January 1, 2004.

WHEREAS, SkyWest, Inc. (the “Company”) maintains the Plan for the benefit of its employees and the employees of its participating subsidiaries; and

WHEREAS, the Plan provides for “ADP” and “ACP” testing using the “prior year testing method”;” and

WHEREAS, it is necessary and desirable to amend the Plan to provide for “ADP” and “ACP” testing using the “current year testing method” described in Treasury Regulation Section 1.401(k)-2(a)(2); and

WHEREAS, the Company has reserved the right to amend the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.             Sections 4.6(a) and (b) of the Plan document are amended to read as follows, retroactively effective to January 1, 2004:

“(a)         For each Plan Year (“Testing Year”), the annual “ADP” for the Highly Compensated Participant group for the Testing Year shall not exceed the greater of 125% of: (1) the “ADP” of the Non-Highly Compensated Participant group for the Testing Year in question, multiplied by 1.25, or (2) the lesser of (x) 200% of the ADP of the Non-Highly Compensated Participant group for the Testing Year or (y) the Non-Highly Compensated Participant group ADP for the Testing Year, plus two percentage points.  The provisions of Code Section 401(k)(3) and Regulation Section 1.401(k)-1(b) are incorporated herein by reference.

(b)           For the purposes of this Plan “ADP” means, with respect to any Participant group for a Testing Year, the average of the ratios, calculated separately for each Participant in that group, whether or not contributing, of the amount of Elective Contributions allocated to each Participant’s Elective Account for such year to such Participant’s Compensation for such year.  The actual deferral ratio for each Participant and the “ADP” for each group shall be calculated to the nearest one-hundredth of one percent.  Employer Elective Contributions allocated to each Non-Highly Compensated Participant’s Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer and by any matching contributions which relate to such Excess Deferred Compensation.”

2.             Section 4.6(e) of the Plan document is amended to read as follows retroactively effective to January 1, 2004:

“(e)” When calculating the “ADP” for the Non-Highly Compensated Participant group, the current year testing method shall be used.  Any change from the current year testing method to the current year testing method shall be made pursuant to Treasury Regulation Section 1.401(k)-2(c) and Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

3.             Section 4.8(a) and (b) of the Plan document is amended to read as follows, retroactively effective to January 1, 2004:

“(a)         For each Plan Year (“Testing Year”), the “ACP” for the Highly Compensated Participant group for that Testing Year shall not exceed the greater of:  (1) 125% of the ACP of the Non-Highly Compensated Participant group for the Testing Year in question; or (2) the lesser of (x) 200% of the ACP of the Non-Highly Compensated Participant group for the Testing Year or (y) the ACP for the Non-Highly Compensated Participant group for the Testing Year plus two percentage points.  The provisions of Code Section 401(m) and Regulation Sections 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

(b)           “ACP” for a Testing Year with respect to any Participant group, means the average of the ratios (calculated separately for each Participant in each group and rounded to the nearest one-hundredth of one percent) of:  (1) the sum of Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the “ADP” tests), after-tax voluntary Employee contributions made pursuant to Section 4.13 and Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 4.7(a) on behalf of each such Participant for such year; to (2) the Participant’s Compensation for such year.”

4.             Section 4.8(g) of the Plan document is amended to read as follows retroactively effective to January 1, 2004:

“(g)” When calculating the “ACP” for the Non-Highly Compensated Participant group, the current year testing method shall be used.  Any change from the current year testing method to the current year testing method shall be made pursuant to Treasury Regulation Section 1.401(k)-2(c) and Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

5.             Except as provided above, the Plan is hereby ratified and confirmed in all respects.

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IN TESTIMONY WHEREOF, SkyWest, Inc. has caused this Amendment Number One to be executed by its duly authorized officer this 15th day of March, 2005.

SKYWEST, INC.

By:	/s/ Bradford R. Rich
Its:	Executive Vice President, Chief Financial
Officer and Treasurer
Name: Bradford R. Rich